UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2024

Bellicum Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36783	20-1450200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Ste. 1200, Houston, TX 77098

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 281-454-3424

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 21, 2024, Bellicum Pharmaceuticals, Inc., a Delaware corporation (the “Company”) completed the sale of certain assets (the “Asset Sale”), including all rights to each program of research and development related to (a) CaspaCIDe (inducible caspase-9), the Rimiducid-inducible safety switch designed to abrogate high-grade adverse events associated with genetically-modified cell therapies, (b) inducible MyD88/CD40 (iMC), the Rimiducid-inducible activation switch designed to enhance effector cell proliferation and persistence and to resist exhaustion and inhibitory signals, (c) dual-switch GoCAR-T, incorporating both iMC and a modified rapalog-inducible caspase-9 safety switch, and (d) Rimiducid (the “Transferred Assets”) to The University of Texas M. D. Anderson Cancer Center, an institution of higher education and an agency of the State of Texas (“MDACC”), pursuant to the terms of that certain asset purchase agreement, dated as of November 21, 2023 (such agreement, as amended on December 8, 2023 pursuant to that certain Amendment No. 1 to Asset Purchase Agreement and as it may be further amended, modified or supplemented from time to time, the “Asset Purchase Agreement”), by and between the Company and MDACC and previously reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by the Company on November 22, 2023.

Pursuant to the Asset Purchase Agreement, MDACC has acquired the Transferred Assets and assumed certain liabilities for a purchase price in an aggregate amount equal to $8.1 million in cash.

The description of the Asset Purchase Agreement contained in this Current Report on Form 8-K is not complete and is qualified in its entirety by reference to the Asset Purchase Agreement filed as Exhibit 2.1 to the Current Report on Form 8-K filed on November 22, 2023 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously reported in the Current Report on Form 8-K filed with the SEC by the Company on January 24, 2024, the Company convened a special meeting of stockholders on January 24, 2024 (the “Special Meeting”). At that time, there were not present, or represented by proxy, a sufficient number of the Company’s voting shares to constitute the required quorum. As a result, the Company adjourned the Special Meeting, which was reconvened virtually on Wednesday, February 20, 2024, at 8 a.m., Pacific Time (the “Reconvened Special Meeting”) for Company stockholders to vote on the proposals identified in the Company’s information statement relating to the Special Meeting (the “Information Statement”) furnished with the Current Report on Form 8-K filed with the SEC by the Company on December 14, 2024.

As of January 29, 2024, the record date of the Reconvened Special Meeting, the Company had outstanding and entitled to vote at the Reconvened Special Meeting 11,901,026 shares of common stock (“Common Stock”), and one share of Series A junior preferred stock (the “Super Voting Stock”). Such Super Voting Stock entitles the holder thereof to cast 11,901,026 votes. At the Reconvened Special Meeting, 15,626,551 votes, in the aggregate, of Company capital stock were present or represented by proxy and, therefore, a quorum was present. The final voting results for the Asset Sale Proposal (as defined below) and Dissolution Proposal (as defined below) are set forth below.

Proposal 1. Approval of the Asset Purchase Agreement and Asset Sale

The Company’s stockholders approved the proposal to adopt and approve the Asset Purchase Agreement, providing for the Asset Sale, which may be deemed under Delaware law to be a sale of substantially all of the Company’s assets, and the consummation of the other transactions contemplated by the Asset Purchase Agreement (the “Asset Sale Proposal” or “Proposal 1”). The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,372,239	1,243,426	10,885	—

Proposal 2. Approval of the Dissolution Proposal

The Company’s stockholders approved the proposal to approve, subject to approval of Proposal 1, the liquidation and dissolution of the Company in accordance with Section 275 of the Delaware General Corporation Law (the

“Dissolution”) and pursuant to a Plan of Dissolution (as defined in the Information Statement) which authorized the Company to liquidate and dissolve in accordance with the Plan of Dissolution (the “Dissolution Proposal” or “Proposal 2”). The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,317,520	1,302,337	6,694	—

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” which include, but are not limited to, all statements that do not relate solely to historical or current facts, such as statements regarding the Company’s expectations, intentions or strategies regarding the future and the effects of the Asset Sale and the Dissolution. In some cases, these statements include words like: “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The Company’s expectations and beliefs regarding these matters may not materialize. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the Company to timely execute the Dissolution, the execution costs to the Company of the Asset Sale and the Dissolution, the extent of other liabilities that the Company will be required to satisfy or reserve for in connection with the Dissolution, the impact of these costs and other liabilities on the cash, property and other assets available for distribution to the stockholders in the Dissolution, and the amount of cash (if any) that will be distributed to the stockholders in connection with the Asset Sale and the Dissolution. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in the Company’s most recent filings with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. The forward-looking statements in this Current Report on Form 8-K are made only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibits
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bellicum Pharmaceuticals, Inc.

Dated: February 21, 2024	By:	/s/ Richard A. Fair
Richard A. Fair
Principal Executive and Financial Officer